Execution Version

Exhibit 10.4

AMENDMENT NO. 1 TO ROYALTY ASSIGNMENT AND AGREEMENT

This Amendment No. 1 to Royalty Assignment and Agreement dated February 11, 2011 (the “Amendment”) amends that certain that certain Royalty Assignment and Agreement dated October 9, 2009 (the “Royalty Agreement”) by and between Hidden Splendor Resources, Inc. (“Grantor”) and Denly Utah Coal, LLC, a Texas limited liability company (“Denly” or “Grantee”).  Unless otherwise specifically defined herein, the terms used in this Amendment have the same meanings given such terms in the Royalty Agreement.

WHEREAS, Grantor is a wholly owned subsidiary of America West Resources, Inc. (the “Parent”) and America West Services, Inc., a Nevada corporation, is also a wholly owned subsidiary of the Parent;

WHEREAS, Grantor has granted to the Grantee certain royalty interests with respect to the Subject Lands (as defined in the Royalty Agreement) pursuant to the Royalty Agreement;

WHEREAS, on the date hereof, the Parent, Denly, John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership, and John Thomas Bridge and Opportunity Fund, L.P. II, a Delaware limited partnership have entered into that certain Loan Agreement and associated documents relating to certain financing transactions (the “Financing Transactions”); and

WHEREAS, in connection with the Financing Transactions, the parties desire to enter into this Amendment for the purposes of (a) adjusting the production periods applicable to the royalty interests granted to Grantee and (b) addressing certain related matters, all on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I

WAIVER AND RELEASE

1.1

Waiver and Release of Grantees.  The Grantor hereby acknowledge and agree that Grantee has performed all of its obligations under the Royalty Agreement as of the effective date of this Amendment, and the Grantor hereby releases, acquits and discharges Grantee from any and all claims and causes of actions of every kind and character arising out of, or in connection with, the Royalty Agreement or any of the transactions described in the same to the extent the same have arisen or accrued prior to the execution of this Amendment.

ARTICLE II

AMENDMENTS

2.1

Royalty.  Section 1 of the Royalty Agreement is hereby amended and restated in its entirety to hereafter read as follows:

“1.

Royalty.  In consideration of the Financing Renewal, the Financing Transactions and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby assigns, grants and conveys to Grantees an overriding royalty interest on all coal mined, removed and sold from the Subject Lands, in the production periods and in the amounts as followings, on the terms and subject to the conditions herein specified:

Production Period January 1, 2020 through December 31, 2021)	Royalty per ton of coal (2,000 pounds) $1.00

Grantor warrants and represents that its conveyance of the above-described overriding royalty interest does not violate the terms of any lease agreement covering the Subject Lands; subject to the Code of Federal Regulations.”

2.2

Payment.  Section 2 of the Royalty Agreement is hereby amended and restated in its entirety to hereafter read as follows:

“2.

Payment.  Royalty payments shall be paid not later than fifteen (15) days after the end of each calendar month that includes any portion of the production period covered by this Agreement with respect to all coal from the Subject Lands that is sold during that portion of such calendar month that is included in the production period, beginning with coal sold on or after January 1, 2020 (whether or not such coal was mined before or after January 1, 2020).  Payment shall be calculated based on the number of tons sold.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1

In order to induce the Grantee to enter into this Amendment, the Grantor hereby represents, warrants and commits to the Grantee as follows:

(a)

The Grantor has the corporate power and authority to enter into and perform this Amendment and all documents and actions required or contemplated hereunder and thereunder; all corporate actions necessary or appropriate for the execution and performance of this Amendment and all documents and actions required or contemplated hereby or thereby have been taken; and the Royalty Agreement, as amended hereby, constitutes the legal, valid, and binding obligations of the Grantor, enforceable in accordance with its terms.

(b)

Each representation and warranty contained in the Royalty Agreement, as amended hereby, is true and correct as of the date of this Amendment except as previously disclosed to the Grantees in writing.

ARTICLE IV

CONDITIONS OF EFFECTIVENESS

4.1

This Amendment shall become effective upon the first date on which each of the following conditions to effectiveness have been satisfied:

(a)

The Grantor shall have duly and validly executed and delivered or caused to be executed and delivered this Amendment.

(b)

The Grantee shall have received such additional approvals, opinions, information or documents as the Grantee or its legal counsel may reasonably request.

ARTICLE V

MISCELLANEOUS

5.1

Ratification, Etc.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Royalty Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Royalty Agreement are ratified and confirmed and shall continue in full force and effect.  The Grantor and the Grantee agree that the Royalty Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

5.2

Further Assurances.  The Grantor will execute and deliver such writings and take such other actions as the Grantee may request from time to time to carry out the intent of the Royalty Agreement and this Amendment to perfect or give further assurances of any right granted or provided for therein or herein.

5.3

Survival.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Grantee or any closing shall affect the representations and warranties or the right of the Grantee to rely upon them.

5.4

No Invalidity.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5

Counterparts, Etc.  To facilitate execution, this Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.  Additionally, the parties hereto hereby agree that, for purposes of facilitating the execution of this Amendment, (a) the signature pages taken from separate individually executed counterparts of this Amendment may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature.  All executed counterparts of this Amendment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

THE ROYALTY AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[INTENTIONALLY BLANK SPACE;

SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first written above.

GRANTOR:

Hidden Splendor Resources, Inc.

a Nevada corporation

By:

___________________________________

Name:

___________________________________

Title:

___________________________________

STATE OF UTAH

§

§

COUNTY OF __________

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2011, by _________________, on behalf of Hidden Splendor Resources, Inc., a Nevada corporation, in his capacity as ______________, pursuant to valid authority.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

[Counterpart Signature Page Follow]

AMENDMENT NO. 1 TO ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

Denly Utah Coal, LLC

By:

___________________________________

D. Mark von Waaden, Its President

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2011, by D. Mark von Waaden, in his capacity as President of Denly Utah Coal, LLC a Texas limited liability company, pursuant to valid authority.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

5